Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES–OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Acasti Pharma Inc. (the “Company”) for the fiscal year ended March 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jean-François Boily, Principal Financial Officer of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 26, 2019

/s/ Jean-François Boily

Name: Jean-François Boily

Title: Principal Financial Officer